Shareholder’s Equity(Deficit)	6 Months Ended
Jun. 30, 2026
Shareholder’s Equity(Deficit) [Abstract]
SHAREHOLDER’S EQUITY(DEFICIT)

14. SHAREHOLDER’S EQUITY(DEFICIT)

Ordinary Shares — The Company is authorized to issue 500,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote per share owned on each matter properly submitted to the shareholders on which the holders of the ordinary shares are entitled to vote. The holders of ordinary shares shall be entitled to receive dividends and other distributions (payable in cash, property or capital stock of the Company) when, as and if declared thereon by our board of directors from time to time out of any assets for funds of the Company legally available therefor and shall share equally on a per share basis in such dividends and distributions.

As a result of the Business Combination, Breeze’s outstanding shares were exchanged for 4,140,948 ordinary shares of the Company; 64,730,411 ordinary shares of the Company were issued to the former shareholders of YD Biopharma.

In addition, on August 28, 2025, the Company issued 1,650,000 ordinary shares to certain investors in connection with a PIPE Financing raising aggregate proceeds of $13.2 million at a price per share of $8.00.

In December 2025, 62,580 public warrants were exercised and converted into ordinary shares at an exercise price of $11.5 per share, and 1,782,089 private warrants were exchanged for 205,333 ordinary shares on a cashless basis.

In January 2026, 1,150 public warrants were exercised and converted into ordinary shares at an exercise price of $11.5 per share, and 569,435 private warrants were exchanged for 36,773 ordinary shares on a cashless basis.

On July 7, 2025 the Board adopted, and the then sole shareholder of the Company approved the YD Bio Limited Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan is adopted by the Company in connection with the Business Combination. From and after the time of the Business Combination, the Company intends to use this Equity Incentive Plan to grant new awards to eligible participants from time to time, subject to and in accordance with the terms and conditions described therein. As of December 31, 2025, no awards have been granted under the plan.

On March 31, 2026, the Company granted restricted share units (“RSUs”) to each of two directors under the Equity Incentive Plan, with each RSU representing a contingent right to receive one Ordinary Share and an aggregate target grant-date fair value of $60,000. The granted RSUs vest in four equal quarterly installments with the number of RSUs subject to vesting determined on the applicable vesting date by dividing $15,000 by the seven trading-day volume-weighted average price of the Ordinary Shares ending on the trading day immediately prior to such vesting date. Upon the vesting of certain RSUs, the Company issued 2,081 Ordinary Shares to each of the two directors on March 31, 2026 and 5,749 Ordinary Shares to each of the two directors on June 30, 2026.

After the above conversion and as of June 30, 2026, there were 70,842,844 ordinary shares outstanding.